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                                                                    Exhibit 99.2

                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

         In connection with the accompanying Form 10-K of Advanced Energy Industries, Inc. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Michael El-Hillow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  March 27, 2003


                                            /s/ Michael El-Hillow
                                            ------------------------------------
                                            Michael El-Hillow
                                            Chief Financial Officer